REINVENTING THERAPEUTIC ANTIBODIES FOR CANCER January 10, 2017 © 2017 CytomX Therapeutics, Inc. Exhibit 99.1

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Goals in Clinical Oncology Today % Survival Time SOC Chemo/TKI IO Monotherapy Ipi/nivo Combo Next Wave of Combos and Innovation é Response (particularly CR) ê Toxicity Durability of response Survival Options for PD-(L)1 progressors Important Progress in Last Five Years; Still Much Room for Improvement

Reinventing Therapeutic Antibodies for Cancer Innovative antibody platform designed to enhance tumor targeting and create or widen therapeutic window Built on deep scientific know-how, more than a decade of scientific research and >150 CytomX-owned patents and patent applications PROBODY is a trademark of CytomX Therapeutics, Inc. All other brands and trademarks referenced herein are the property of their respective owners. *Unaudited Innovative Probody™ Platform Potential for best-in-class immunotherapies against clinically-validated targets CX-072 (PD-L1), CX-188 (PD-1), CTLA-4 First-in-class therapeutics directed against novel, difficult-to-drug targets CX-2009 (CD166-PDC), CX-2029 (CD71-PDC) Advancing Pipeline Strong Partners Well Funded $182 million cash balance as of December 31, 2016*; funding into 2019 $5 million net cash utilization in 2016; >$55M realized from partnerships throughout 2016 CX-072 and CX-2009 Phase 1 clinical data (Late 2017 through 2018) Ongoing partnership updates; potential new alliances Additional IND filings 2017/2018 Milestones

Probody Therapeutics are Designed to be Activated in the Tumor Microenvironment ANTI-CANCER ANTIBODY LINKER MASKING PEPTIDE PROTEASES

PRODUCT CANDIDATE DISCOVERY LEAD OPTIMIZATION IND-ENABLING PHASE 1 CX-072 CX-2009 CX-2029 CTLA-4 Probody Tx CX-188 T-cell Bispecifics Additional PDCs Immunotherapy Discovery Broad Probody Therapeutic Pipeline Poised for Proof of Concept and Value Creation PIPELINE CD166 PDC CD71 PDC PD-L1 CTLA-4 PD-1 Multiple programs IND Anticipated 1H 2017

IMMUNO-ONCOLOGY PROGRAMS CX-072 (ANTI-PD-L1) CTLA-4

Full Potential for Combination Immunotherapy is Limited by Toxicities *Treatment-related **Not reported 1. Larkin et al., NEJM, July 2015. 2. Chapman et, al. NEJM, 2011. 3. Hamid, Society for Melanoma Research 2015 Opdivo alone Yervoy Alone Yervoy + Opdivo1 ORR 44% 19% 58% Grade 3-4 AEs* 16% 27% 55% Stopped Drug 8% 15% 36% MELANOMA DERMATITIS PNEUMONITIS HEPATITIS THROMBOEMBOLIC OCULAR TOXICITY HYPOPHYSITIS THYROIDITIS COLITIS, DIARRHEA NEUROPATHY * Vemurafenib alone2 Atezolizumab + Vemurafenib3 ORR (CR) 48% (1%) 67% (33%) Grade 3-4 AEs* 38% 67% Stopped Drug NR** 100% MELANOMA

*CytomX analysis of available data through ASCO and ESMO 2016 Emerging Clinical Data: Increased Efficacy at the Cost of Increased Toxicity* EFFICACY PD-(L)1 Agent SOC Agent Combo SAFETY PD-(L)1 Agent SOC Agent Combo CTLA-4 CHEMO IDO BRAF &/or MEK VEGF EGFR CTLA-4 CHEMO IDO BRAF &/or MEK VEGF EGFR Overall Response Rate (ORR) Grade 3/4 Treatment-Related AE’s

Rationale for Probody Therapeutics in Immuno-Oncology



Patient Treated with Traditional Antibody Tx
Patient Treated with Probody Tx
PNEUMONITIS*
DERMATITIS
HEPATITIS

Active Antibody Tx	Masked Probody Tx
Tumor	*Examples of Toxicities

Studies indicate localizing immunotherapies to the tumor can achieve efficacy without toxicity[1,2,3,4,5]

Probody Therapeutics are designed to achieve localized effects with conventional administration

1. Marabelle, A., et. al., Clin Cancer Res; 19(19) October 1, 2013
2. Ray, A., et. al., Oncotarget; 7(39) July 2016
3. Wang. C., et. al., NanoLetters; 16(4), 2016
4. Van Hooren, L., et. al., Eur. J. Immunol. 2016. 00: 1–9
5. Fransen, M., et. al., Clin Cancer Res; 19(19) October 1, 2013

CytomX Therapeutics
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CX-072 Has the Potential to Become the PD-L1 Combination Agent of Choice CX-072 PD-L1 PROBODY THERAPEUTIC Checkpoint Inhibitors Traditional Chemotherapy Other Cancer Immuno- therapies Kinase Inhibitors ADCs Validated target Well-established efficacy & safety for class

Non-binding Control Antibody Parent PD-L1 Antibody CX-072 PD-L1 Probody Tx Tumor CX-072 Preclinical Proof of Concept TUMOR GROWTH SAFETY Induction of Autoimmunity Prevents Binding in Periphery Autoimmunity Reduced Similar Efficacy Localizes to Tumor Tx

PROCLAIM-072 (PD-L1) Phase 1/2 Clinical Trial Design ≤1 MPK CX-072 + 3 MPK IPI (concomitant & phased schedules) DOSE ESCALATION A: MONOTHERAPY DOSE ESCALATION All comers C: VEMURAFENIB COMBO B: IPILIMUMAB COMBO CX-072 + 960 MG VEM ENROLLMENT ENROLLMENT & FOLLOW UP

PROCLAIM-072 Patient Population CANCER TYPES PD-L1 STATUS PRIOR PD-1/PD-L1 EXPOSURE PART A: Monotherapy *Metastatic or locally advanced unresectable tumors and lymphomas Preferential enrollment for known PD-L1-positive patients No PART B: Ipi Concomitant Retrospective analysis PART B: Ipi Phased Yes PART C: Vemurafenib BRAF-positive melanoma No * Patients are excluded with indications that have an approved PD-1/PD-L1 treatment available.

BMS Immuno-Oncology Collaboration Update 4 target collaboration (target 4 selected in December) CTLA-4/Yervoy: clinical candidate selected in December $75M in upfronts Tiered royalties reaching low teens $1.2B in potential milestones PD-L1, PD-1 and other validated IO targets carved out Invested $10M in CTMX IPO

PROBODY DRUG CONJUGATE PROGRAMS CX-2009 (CD166) CX-2029 (CD71)

Probody Technology Enables Selection of Better Antibody Drug Conjugate Targets PDC Targets May Have More Attractive Attributes: CD166 CD71 Her2 CD30 Mesothelin Folate Receptor CD166 PDC Targets ADC Targets ADC Targets are Limited Based on Healthy Tissue Expression: More patients More indications Source: Human Protein Atlas CD166 Higher Expression Uniform Expression Her2

CX-2009 is Highly Active in Preclinical Tumor Models IV dosing on days 0 and 7 Tumor regressions at expected clinical dose (5 mpk) CD166 IHC

Lung cancer Prostate cancer Other cancers Exploratory, non-GLP toxicology study with necropsy and histopath demonstrated therapeutic window GLP toxicology complete Drug product manufactured IND preparation underway (1H’17 filing) CX-2009 Has Broad Potential Utility Across Tumor Types Ovarian cancer Breast cancer CX-2009 CD166 PROBODY DRUG CONJUGATE

2H17 – 2018: Launch Phase I/II Study CX-2009 (CD166) CX-2009 (CD166): Clinical Strategy Monotherapy dose escalation Expand to multiple cancers 1H 2017 2H 1H 2018 2H File IND Report biomarker, safety and efficacy data

CD71 is a Highly Desirable Antibody Drug Conjugate Target Ubiquitously expressed on dividing, normal and malignant cells Mediates iron uptake required for cell division A professional internalizing protein: often used as a positive control in ADC experiments Expression in normal dividing cells prohibits development of a traditional ADC J. Cancer Ther. (2012)

CD71-Probody Drug Conjugate Preclinical Proof of Concept TUMOR GROWTH TOLERABILITY IN NON-HUMAN PRIMATES Toxicity Reduced Similar Efficacy Cell Line-Derived Xenograft IgG control ADC CD71-ADC CD71-PDC NCI-H292 (Lung) Status: Lead Optimization AbbVie licensed SGEN’s validated MMAE payload

SUMMARY

PRODUCT CANDIDATE DISCOVERY LEAD OPTIMIZATION IND-ENABLING PHASE 1 CX-072 CX-2009 CX-2029 CTLA-4 Probody Tx CX-188 T-cell Bispecifics Additional PDCs Immunotherapy Discovery Broad Probody Therapeutic Pipeline Poised for Proof of Concept and Value Creation PIPELINE CD166 PDC CD71 PDC PD-L1 CTLA-4 PD-1 Multiple programs IND Anticipated 1H 2017

Sean McCarthy, D.Phil., MBA President and CEO W. Michael Kavanaugh, M.D. Chief Scientific Officer Rachel Humphrey, M.D. Chief Medical Officer Bob Goeltz, CPA, MBA Chief Financial Officer Debanjan Ray, MBA SVP, Strategy and Corporate Development Cynthia Ladd, JD General Counsel Danielle Olander VP, Human Resources Experienced Leadership Team Executive Team

Reinventing Therapeutics Antibodies for Cancer Innovative Probody Platform Advancing Pipeline Strong Partners Well Funded 2017/2018 Milestones Two CytomX-owned programs entering clinic in 2017 Enhanced tumor targeting Partnership progress and potential for new alliances Strong cash position to advance our broad pipeline CX-072 Phase 1/2CX-2009 Phase 1/2 Broad Probody Therapeutic Pipeline Poised for Proof of Concept and Value Creation